Exhibit 10.24

LICENSE AGREEMENT

between

PRESIDENT AND FELLOWS OF HARVARD COLLEGE

and

RAINDANCE TECHNOLOGIES, INC.

Dated: February 23, 2006

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Table of Contents

Section		Page
1	Definitions	1

2	Title	7

3	Patent Filing, Prosecution and Maintenance	7

4	License Grant	9

5	Developments and Commercialization	13

6	Consideration for Grant of License	14

7	Reports; Payments; Records	17

8	Enforcement of Patent Rights	19

9	Warranties; Limitation of Liability	21

10	Indemnification	22

11	Terms and Termination	24

12	Miscellaneous	25

Exhibit 1.3	—	Development Milestones

Exhibit 1.4	—	Development Plan

Exhibit 1.5	—	Exclusive Harvard Patent Rights

Exhibit 1.7	—	Harvard Case [****] Patent Rights

Exhibit 1.8	—	Harvard Case [****] Patent Rights

Exhibit 1.9	—	Harvard Case [****] Patent Rights

Exhibit 1.10	—	Harvard [****] Patent Rights

Exhibit 1.17	—	Non-Exclusive Harvard Patent Rights

Exhibit 6.2.1.2	—	Raindance Capitalization Table

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

LICENSE AGREEMENT

This License Agreement is entered into as of this 23rd day of February, 2006 (the “Effective Date”), by and between Raindance Technologies, Inc., a Delaware corporation, having a principle place of business at 530 Whitfield Street, Guilford CT 06437 (“Licensee”) and President and Fellows of Harvard College, Holyoke Center, Suite 727, 1350 Massachusetts Ave., Cambridge, MA (“Harvard”).

WHEREAS, Harvard is: (i) the owner of the Exclusive Harvard Patent Rights, Harvard Case [****] Patent Rights and the Non-Exclusive Harvard Patent Rights (as such terms are defined below), (ii) a joint owner of the Case [****] Patent Rights (as such term is defined below), with sole authority to grant licenses under such patent rights in accordance [****] (iii) joint owner of the Harvard [****] Patent Rights (as such term is defined below), with respect to which patent rights Harvard [****] and (iv) joint owner of the Case [****] Patent Rights (as such term is defined below), with respect to which patent rights Harvard [****];

WHEREAS, Harvard desires to have products based on the Licensed Patent Rights (as defined below) developed and commercialized to benefit the public and is willing to grant a license under its rights in the Licensed Patent Rights;

WHEREAS, Licensee has represented to Harvard, in order to induce Harvard to enter into this Agreement, that Licensee shall commit itself to thorough, vigorous and diligent efforts to develop, obtain regulatory approval for (if needed) and commercialize products based on the Licensed Patent Rights; and

WHEREAS, Licensee wishes to obtain a license under the Licensed Patents Rights and Harvard wishes to grant Licensee a license under its interest in the Licensed Patent Rights, all in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Definitions.

Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1, whether used in the singular or the plural, shall have the meanings specified below.

1.1. “Affiliate” shall mean, with respect to either party, any person, organization or entity controlling, controlled by or under common control with, such parry. For purposes of this definition only, “control” of another person, organization or entity shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the activities, management or policies of such person, organization or entity, whether through the ownership of voting securities, by contract or otherwise. Without limiting the foregoing, control shall be presumed to exist when a person, organization or entity (i) owns or directly controls twenty percent (20%) or more of the outstanding voting stock or other ownership interest of the other organization or

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

entity, or (ii) possesses, directly or indirectly the power to elect or appoint twenty percent (20%) or more of the members of the governing body of the organization or other entity.

1.2. “Calendar Quarter” [****], for so long as this Agreement is in effect.

1.3 “Development Milestones” shall mean the development milestones set forth in Exhibit 1.3 hereto.

1.4 “Development Plan” shall mean the plan for the development of Licensed Products attached hereto as Exhibit 1.4, as such plan may be amended from time to time pursuant to Section 5.2.

1.5. “Exclusive Harvard Patent Rights” shall mean, in each case to the extent owned and controlled by Harvard: (a) the patent applications and patents listed in Exhibit 1.5; (b) any patent or patent application that claims priority to and is a divisional, continuation, reissue, renewal, reexamination, substitution or extension of at least one of the patents or patent applications identified in (a); (c) any patents issuing on any of the patent applications identified in (a) or (b); (d) any claim of a continuation-in-part application or patent, which claim is entitled to the priority date of, and is directed at subject matter described in, at least one of the patents or patent applications identified in (a), (b) or (c); and (e) any foreign counter-part of any of the patents or patent applications identified in (a), (b) or (c) or of the claims identified in (d).

1.6. “Field” shall mean:

1.6.1. [****]

1.6.2. [****] and

1.6.3. [****].

1.7. “Harvard Case [****] Patent Rights” shall mean, in each case to the extent owned and controlled by Harvard, Harvard’s interest in: (a) the patent applications and patents listed in Exhibit 1.7; (b) any patent or patent application that claims priority to and is a divisional, continuation, reissue, renewal, reexamination, substitution or extension of at least one of the patents or patent applications identified in (a); (c) any patents issuing on any of the patent applications identified in (a) or (b); (d) any claim of a continuation-in-part application or patent, which claim is entitled to the priority date of, and is directed at subject matter described in, at least one of the patents or patent applications identified in (a), (b) or (c); and (e) any foreign counter-part of any of the patents or patent applications identified in (a), (b) or (c) or of the claims identified in (d).

1.8. “Harvard Case [****] Patent Rights” shall mean, in each case to the extent owned (or co-owned) and controlled by Harvard: (a) the patent applications and patents listed in Exhibit 1.8; (b) any patent or patent application that claims priority to and is a divisional, continuation, reissue, renewal, reexamination, substitution or extension of at least one of the patents or patent applications identified in (a); (c) any patents issuing on any of the patent

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

applications identified in (a) or (b); (d) any claim of a continuation-m-part application or patent, which claim is entitled to the priority date of, and is directed at subject matter described in, at least one of the patents or patent applications identified in (a), (b) or (c); and (e) any foreign counter-part of any of the patents or patent applications identified in (a), (b) or (c) or of the claims identified in (d).

1.9. “Harvard Case [****] Patent Rights” shall mean, in each case to the extent owned and controlled by Harvard: (a) the patent applications and patents listed in Exhibit 1.9; (b) any patent or patent application that claims priority to and is a divisional, continuation, reissue, renewal, reexamination, substitution or extension of at least one of the patents or patent applications identified in (a); (c) any patents issuing on any of the patent applications identified in (a) or (b); (d) any claim of a continuation-in-part application or patent, which claim is entitled to the priority date of, and is directed at subject matter described in, at least one of the patents or patent applications identified in (a), (b) or (c); and (e) any foreign counter-part of any of the patents or patent applications identified in (a), (d) or (c) or of the claims identified in (d).

1.10. “Harvard [****] Patent Rights” shall mean, in each case to the extent owned and controlled by Harvard, Harvard’s interest in: (a) the patent applications and patents listed in Exhibit 1.10; (b) any patent or patent application that claims priority to and is a divisional, continuation, reissue, renewal, reexamination, substitution or extension of at least one of the patents or patent applications identified in (a); (c) any patents issuing on any of the patent applications identified in (a) or (b); (d) any claim of a continuation-in-part application or patent, which claim is entitled to the priority date of, and is directed at subject matter described in, at least one of the patents or patent applications identified in (a), (b) or (c); and (e) any foreign counter-part of any of the patents or patent applications identified in (a), (b) or (c) or of the-claims identified in (d).

1.11. “Licensed Patent Rights” shall mean Exclusive Harvard Patent Rights, the Non-Exclusive Harvard Patent Rights, Harvard Case [****] Patent Rights, Harvard Case [****] Patent Rights, Harvard Case [****] Patent Rights and Harvard’s interest in the Harvard [****] Patent Rights.

1.12. “Licensed Process” shall mean [****] which would constitute, but for the grant of a license under Licensed Patent Rights within the Field, an infringement of a Valid Claim in the country in which such method is used or in the country in which the resulting products are sold.

1.13. “Licensed Product” shall mean any product that meets one of the following definitions:

1.13.1. “Type A Product” shall mean [****].

1.13.2. “Type B Product” any [****].

1.13.3. “Type C Product” shall mean [****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.13.4. “Type D Product” shall mean [****].

1.14. [****].

1.15. [****].

1.16. “Net Sales” shall mean all amounts billed, invoiced, or received (whichever first occurs) by Licensee, its Affiliates and/or any Sublicensee(s) for sales, leases, or other transfers of Licensed Product(s) (including, without limitation, all amounts billed, invoiced, or received (whichever first occurs) by Licensee, its affiliates and any Sublicensee(s) for performance or other provision of, or agreement to perform or otherwise provide, any Service), less:

(a) customary trade, quantity or cash discounts and non-affiliated brokers’ or agents’ commissions actually allowed and taken;

(b) refunds for goods rejected or returned and charge backs and rebates actually taken by customers that effectively reduce net revenue;

(c) to the extent separately stated on purchase orders, invoices or other documents of sale, taxes levied on- and/or other governmental charges made as to production, sale, transportation, delivery or use of such Licensed Products and paid by or on behalf of Licensee or any Sublicensee(s); and

(d) reasonable charges for delivery or transportation provided by third parties, if separately stated and actually paid by Licensee or any Sublicensee(s).

Net Sales also includes the fair market value of any non-cash consideration received by Licensee, any of its Affiliates and any Sublicensee(s) for the sale, lease or transfer of Licensed Product(s). Fair market value will be calculated as of the time of transfer of such non-cash consideration to Licensee, such Affiliate(s) or such Sublicensee(s). Transfer of a Licensed Product between Licensee and an Affiliate of Licensee or between Licensee and a Sublicensee for sale by the transferee shall not be considered Net Sales for purposes of ascertaining royalty charges, and Net Sales shall be determined based on the sales by the transferee.

1.17. “Non-Exclusive Harvard Patent Rights” shall mean, in each case to the extent owned and controlled by Harvard: (a) the patent applications and patents listed in Exhibit 1.17; (b) any patent or patent application that claims priority to and is a divisional, continuation, reissue, renewal, reexamination, substitution or extension of at least one of the patents or patent applications identified in (a); (c) any patents issuing on any of the patents or patent applications identifies in (a) or (b); (d) any claim of a continuation-in-part application or patent, which claim is entitled to the priority date of, and is directed at subject matter described in, at least one of the patents or patent applications identified in (a), (b) or (c); and (e) any foreign counter-part of any of the patents or patent applications identified in (a), (b) or (c) or of the claims identified in (d).

1.18. “Non-Royalty Sublicense Income” shall mean Sublicense issue fees, Sublicense maintenance fees, Sublicense milestone payments, and any other amounts, except for royalties

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

on Net Sales, received by Licensee or any of its Affiliates on account of or in connection with Sublicense(s) (or an option to grant a Sublicense), excluding bona fide: (a) [****]. Non-Royalty Sublicense Income also includes the fair market value of any non-monetary consideration received by Licensee or any of its Affiliates in connection with a Sublicense, excluding royalties on Net Sales.

1.19. “Service” shall mean [****].

1.20. “Sublicense” shall mean a grant by Licensee to a third party of a sublicense or other grant of right to exercise, or have exercised by such party, some or all of the rights granted to Licensee in accordance with the terms of this Agreement (regardless of whether such gram; of rights is referred to or is described as a sublicense).

1.21. “Sublicensee” shall mean any person or entity granted a Sublicense.

1.22. “Third Party License” shall mean a license obtained by Licensee from an unaffiliated third party to one or more valid and enforceable patents issued in the United States or any other jurisdiction, the claims of which cover one or more functional components that is essential for the efficacy of the Licensed Product, which Licensee is legally required to obtain in order to make, use or sell such Licensed Product in the country in which such Licensed Product is made, used or sold.

1.23. [****].

1.24. “Valid Claim” shall mean (a) a pending claim of a patent application within the Licensed Patent Rights, which (i) has been asserted in good faith, and (ii) has not been abandoned or finally rejected without the possibility of appeal or refiling; or (b) a claim of an issued or granted and unexpired patent within the Licensed Patent Rights, which has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, which has not been rendered unenforceable through disclaimer or otherwise, which has not been abandoned, and which has not been lost through an interference proceeding.

1.25. “[****] Licensed Product” shall mean [****].

2.	Title.

Subject to the licenses granted to Licensee pursuant to Section 4 below, all rights, title and interest in and to (a) the Exclusive Harvard Patent Rights, the Non-Exclusive Patent Rights, the Harvard Case [****] Patent Rights and the Harvard Case [****] Patent Rights and Harvard’s interest in the Harvard [****] Patent Rights are and shall be owned solely and exclusively by Harvard (b) the Harvard Case [****] Patent Rights are and shall be owned solely and exclusively by Harvard [****].

3.	Patent Filing, Prosecution and Maintenance.

3.1. Responsibility. [****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

3.2. Consultation with respect to Harvard Exclusive Patent Rights. [****].

3.3. Expenses.

3.3.1. Exclusively Licensed Patent Rights. [****].

3.3.2. Other Harvard Patent Rights. [****].

3.4. Abandonment. [****].

3.5. No Warranty. Nothing contained herein shall be deemed to be a warranty by Harvard that it can or will be able to obtain patents on patent applications included in the Licensed Patent Rights, or that any of the Licensed Patent Rights will afford adequate or commercially worthwhile protection.

3.6. Small Entity Designation. If Licensee, any Sublicensee and/or any holder of an option to obtain a Sublicense does not qualify, or at any point during the term of this Agreement ceases to qualify, as a “small entity” as provided by the United States Patent and Trademark Office (USPTO), Licensee shall so notify Harvard immediately, in order to enable Harvard to .comply with USPTO regulations regarding payment of fees with respect to Licensed Patent Rights.

4.	License Grant.

4.1. Licenses.

4.1.1. Exclusive Licenses.

4.1.1.1. Exclusive Harvard Patent Rights. Subject to the terms and conditions set forth in this Agreement, Harvard hereby grants to Licensee an exclusive (except as set forth in Section 4.1.1.4 below), worldwide, royalty-bearing license under the Exclusive Harvard Patent Rights solely to [****].

4.1.1.2. Harvard [****] Patent Rights. Subject to the terms and conditions set forth in this Agreement, Harvard hereby grants to Licensee an exclusive (except as set forth in Section 4.1.1.4 below), royalty-bearing license under Harvard’s interest in the Harvard [****]Patent Rights solely to [****].

4.1.1.3. Harvard Case [****] Patent Rights. Subject to the terms and conditions set forth in this Agreement, Harvard hereby grants to Licensee an exclusive (except as set forth in Section 4.1.1.3 below), worldwide, royalty-bearing license under the Harvard Case [****] Patent Rights solely to [****].

4.1.1.4. Limitations on Exclusivity. The licenses granted under Sections 4.1.1.1, 4.1.1.2 and 4.1.1.3 are subject to the following limitations:

(a) [****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b) U.S. Government Rights. The U.S. federal government retains rights in the Licensed Patent Rights pursuant to 35 USC §§ 200-212, 37 CFR § 401 et seq. and applicable governmental implementing regulations, and any right granted in this Agreement greater than that permitted under 35 USC §§ 200-212 or 37 CFR § 401 et seq. shall be subject to modification as may be required to conform to the provisions of those statutes.

(c) [****].

(i)	[****].

(ii)	[****].

(iii)	[****].

(iv)	[****].

(v)	[****].

4.1.2. Non-Exclusive Licenses.

4.1.2.1. Non-Exclusive Harvard Patent Rights. Subject to the terms and conditions set forth in this Agreement, Harvard hereby grants to Licensee a non-exclusive, worldwide, royalty-bearing license under the Non-Exclusive Harvard Patent Rights solely to [****].

4.1.2.2. Harvard Case [****] Patent Rights. Subject to the terms and conditions set forth in this Agreement,’ Harvard hereby grants to Licensee a non-exclusive, royalty-bearing license under the Harvard Case [****] Patent Rights solely to [****].

4.2 Sublicense.

4.2.1. Sublicense Grant. Licensee shall be entitled to grant Sublicenses to third parties under the license granted pursuant to Section 4.1 on terms and conditions in compliance with and not inconsistent with the terms of this Agreement. Such Sublicenses shall only be made’ for consideration and in bona-fide arm’s length transactions.

4.2.2. Sublicense Agreements. Sublicenses shall only be granted pursuant to written agreements, which shall be subject and subordinate to the terms and conditions of this Agreement. Such, sublicense agreements shall contain, among other things, provisions to the following effect:

4.2.2.1. All provisions necessary to ensure Licensee’s ability to perform its obligations under this Agreement, including without limitation its obligations under Sections 5, 7.1, 7.3, 7.4 and 12.1;

4.2.2.2. [****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

4.2.2.3. [****].

4.2.2.4. [****].

4.2.2.5. [****].

4.2.3. Delivery of Sublicense Agreement. Licensee shall furnish Harvard with a fully executed copy of any such Sublicense agreement, promptly after its execution. Harvard shall keep any such copies of Sublicense agreements in its confidential files and shall use them solely for the purpose of monitoring Licensee’s and Sublicensees’ compliance with their obligations hereunder and enforcing Harvard’s rights under this Agreement.

4.2.4. Breach by Sublicensee. Any act or omission by a Sublicensee, which would have constituted a breach of this Agreement had it been an act or omission by Licensee, shall constitute a breach of this Agreement. [****].

4.3. No Other Grant of Rights. Nothing in this Agreement shall be construed to confer any rights upon Licensee by implication, estoppel, or otherwise as to any technology or patent rights of Harvard or any other entity other than the Licensed Patent Rights, regardless of whether such technology or patent rights shall be dominant, subordinate or otherwise related to any Licensed Patent Rights.

5.	Development and Commercialization.

5.1. Diligence. Licensee shall use its best efforts, and/or shall cause its Affiliates or Sublicensees to use their best efforts: (i) to develop Licensed Products in accordance with the Development Plan, (ii) to introduce Licensed Products into the commercial market and (iii) to market Licensed Products following such introduction into the market. In addition, Licensee, by itself or through Affiliates or Sublicensees, shall meet each of the Development Milestones within the time periods set forth therein.

5.2. Development Plan. Licensee shall be entitled, from time to time, to make such adjustments to the then applicable Development Plan as Licensee believes, in its good faith judgment, are needed in order to improve Licensee’s ability to meet the Development Milestones.

5.3. Reporting. Within sixty (60) days after the end of each calendar year, Licensee shall furnish Harvard with a written report on the progress of its, its Affiliates’ and Sublicensees’ efforts during the prior year to develop and commercialize Licensed Products, including without limitation research and development efforts and marketing efforts. The report shall also contain a discussion of intended efforts for the then current year.

5.4. Failure. If Licensee breaches any of its obligations under Section 5.1, Harvard shall notify Licensee in writing of Licensee’s failure and shall allow Licensee ninety (90) days to cure or to demonstrate that it has begun to cure its failure. Licensee’s failure to cure or demonstrate that it has begun to cure such delay to Harvard’s reasonable satisfaction within such

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

90-day period shall constitute a material breach of this Agreement and Harvard shall have the right to terminate this Agreement forthwith.

6.	Consideration for Grant of License.

6.1. License Fee. In partial consideration for the licenses granted to Licensee pursuant to Section 4 above, Licensee shall pay Harvard a non-refundable license issuance fee of [****] within thirty (30) business days after the Effective Date.

6.2. Shares.

6.2.1. Issuance.

6.2.1.1 As partial consideration for the licenses granted hereunder, within thirty (30) days of the execution of this Agreement, Licensee shall issue Harvard [****] shares of Licensee Common Stock (constituting approximately [****] of the outstanding capital stock of Licensee as of the Effective Date, on a fully-diluted basis) (the “Shares”).

6.2.1.2. Licensee hereby represents as follows:

(a) The capitalization table attached hereto as Exhibit 6.2.1.2 (the “Cap Table”) sets forth all of the outstanding capital stock of Licensee on a fully-diluted basis as of the Effective Date.

(b) Other than as set forth in the Cap Table, as of the Effective Date, there are no outstanding shares of capital stock, convertible securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from Licensee any capital stock of Licensee and there are no contracts or binding commitments providing for the issuance of, or the granting of rights to acquire, any capital stock of Licensee or under which Licensee is, or may become, obligated to issue any of its securities; and

(c) The Shares, when issued pursuant to the terms hereof, shall, upon such issuance, be duly authorized, validly issued, fully paid and nonassessable.

6.2.2. [****].

6.2.2.1. [****].

6.2.2.2. [****].

6.2.2.3. For purposes of this Section 6.2.2:

(a) [****]

(b) [****].

(c) [****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

6.3. Maintenance Fee. Upon [****] and on each anniversary of the date of [****], Licensee shall pay to Harvard a license maintenance fee in the amount [****]. Each payment made under this Section 6.2 shall be creditable against amounts paid under Section 6.4 below for sales of Licensed Products made in the same calendar year of such payment.

6.4. Net Sales.

6.4.1. Licensee shall pay Harvard the following royalties on Net Sales:

(a) An amount equal to [****] of all Net Sales of Type A Products;

(b) An amount equal to [****] of all Net Sales of Type B Products;

(c) An amount equal to [****] of all Net Sales of Type C Products; and

(d) An amount equal to [****] of all Net Sales of Type D Products.

6.4.2. [****].

6.4.3. Notwithstanding the foregoing, in the event that Licensee or an Affiliate of Licensee is required to make royalty payments, at fair market terms after arms’ length negotiations, under a Third Party License as a result of the sale of a Licensed Product in a certain country, Licensee may .offset such Third-party payments with respect to such sale of such Licensed Product against the royalty payments that are due to Harvard pursuant to Section 6.4.1 with respect to sales of such Licensed Product in such country; provided, however, that in no event, shall the royalty payments to Harvard under Section 6.4.1 with respect to such Licensed Product be reduced by more than [****] of the amount otherwise due with respect to such Licensed Product.

6.5. Non-Royalty Income.

6.5.1. In addition, Licensee shall pay Harvard an amount equal to [****] of all Non-Royalty Sublicense Income.

6.5.2. Notwithstanding Section 6.5.1:

(a) [****].

(b) if a Sublicense includes a grant of rights under patents in-licensed by Licensee from an unaffiliated third party other than [****], at fair market terms after arms’ length negotiations, and such patents- are necessary for the manufacture, sale or use of any licensed Products for which the Sublicense is being granted, Licensee shall be entitled to deduct from the royalties which would otherwise be due to Harvard under Sections 6.5.1 or [****] (as applicable) the amount of royalties which Licensee must pay to such third parties on account of such Sublicense; provided, however, that in no event shall the royalty due to Harvard be reduced !by more than [****] of the amounts set forth in Section 6.5.1 or [****] (as applicable).

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

7.	Reports; Payments; Records.

7.1. Reports and Payments.

7.1.1 Reports. Within [****] after the conclusion of each Calendar quarter commencing with the first Calendar Quarter in which Net Sales are generated, Licensee shall deliver to Harvard a report containing the following information:

[****]

If no amounts are due to Harvard for any Calendar Quarter, the report shall so state.

7.1.2. Payment for Net Sales. Within [****] of end of each Calendar Quarter, Licensee shall pay Harvard all amounts due with respect to Net Sales for the applicable Calendar Quarter.

7.1.3. Payment for Non-Royalty Sublicense Income. In addition to the reports delivered pursuant to Section 7.1.1, Licensee shall notify Harvard in writing within [****] of the receipt of any Non-Royalty Sublicense Income. Licensee shall pay Harvard all amounts due with respect to such Non-Royalty Sublicense Income within [****] of the receipt of such Non-Royalty Sublicense Income by Licensee or its Affiliates.

7.2. Payment Currency. All payments due under this Agreement shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in The Wall Street Journal) on the last working day of the applicable Calendar Quarter. Such payments shall be without deduction of exchange, collection, or other charges.

7.3. Records. Licensee shall maintain, and shall cause its Affiliates and Sublicensees to maintain, complete and accurate records of Licensed Products that are made, used or sold under this Agreement, any amounts payable to Harvard in relation to such Licensed Products and all Non-Royalty Sublicense Income received by Licensee and its Affiliates, which records shall contain sufficient information to permit Harvard to confirm the accuracy of any reports or notifications delivered to Harvard under Section 7.1. The relevant party shall retain such records relating to a given Calendar Quarter for at least three (3) years after the conclusion of that Calendar Quarter, during which time Harvard shall have the right, at its expense, to cause an independent, certified public accountant to inspect such records during normal business hours for the sole purpose of verifying any reports and payments delivered under this Agreement. Such accountant shall not disclose to Harvard any information other than information relating to. the accuracy of reports and payments delivered under this Agreement. The parties shall reconcile any underpayment or overpayment within thirty (30) days after the accountant delivers the results of the audit. In the event that any audit performed under this Section 7.3 reveals an underpayment in excess of [****] in any calendar year, the audited party shall bear the full cost of such audit. Harvard may exercise its rights under this Section 7.3 only once every year per audited party and only with reasonable prior notice to the audited party.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

7.4. Audited Report. Licensee shall furnish Harvard, and shall cause its Affiliates and Sublicensees to furnish Harvard, within ninety (90) days after the end of each calendar year, commencing at the end of the calendar year in which Net Sales are first generated or in which Non-Royalty Sublicense Income is first received, with a report, certified by an independent certified public accountant, relating to royalties and other payments due to Harvard pursuant to this Agreement in respect to the previous calendar year and containing the same details as those specified in Section 7.1 above in respect to the previous calendar year.

7.5. Late Payments. Any payments by Licensee that are not paid on or before the date such payments are due under this Agreement shall bear interest at the lower of (a) [****] and (b) the maximum rate allowed by law. Interest shall accrue beginning on the first day following the due date for payment and shall be compounded quarterly. Payment of such interest by Licensee shall not limit, in any way, Harvard’s right to exercise any other remedies Harvard may have as a consequence of the lateness of any payment.

7.7. Payment Method. Each payment due to Harvard under this Agreement shall be paid by check or wire transfer of funds to Harvard’s account in accordance with written instructions provided by Harvard. If made by wire transfer, such payments shall be marked so as to refer to this Agreement.

7.8. Withholding and Similar Taxes. All amounts to be paid to Harvard pursuant to this Agreement shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of Net Sales.

8.	Enforcement of Patent Rights.

8.1. Notice. In the event either party becomes aware of any possible or actual infringement of any (a) Exclusive Harvard Patent Rights relating to Licensed Products [****], (b) Harvard [****] Patent Rights [****] relating to Licensed Product [****], or (c) Harvard Case [****] Patent Rights relating to [****] Licensed Products [****], (each of the possible or actual infringements described in (a), (b) or (c) shall be referred to as an “Infringement”), that party shall promptly notify the other party and provide it with details regarding such Infringement

8.2. [****].

8.3. [****].

8.4. [****].

8.5. [****].

8.6. [****].

8.7. [****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

9.	Warranties; Limitation of Liability.

9.1. Compliance with Law. Licensee warrants that it will comply, and ensure that its Affiliates and Sublicensees comply, with, all local, state, and international laws and regulations relating to the development, manufacture, use, and sale of Licensed Products. Without limiting the foregoing, Licensee represents and warrants that it shall, and shall ensure that its Affiliates and Sublicensees shall, comply with all United States export control laws and regulations with respect to Licensed Products.

9.2. No Warranty.

9.2.1. Harvard makes no warranties whatsoever as to the commercial or scientific value of the Licensed Patent Rights or the inventions disclosed therein. Harvard makes no representation that the practice of the Licensed Patent Rights or the manufacture, use or sale of any Licensed Product, or any element thereof, will not infringe the patent or proprietary rights of any third party.

9.2.2. Except as otherwise expressly provided in this Agreement, no party makes any warranty with respect to any technology, patents, goods, services, rights or other subject matter of this Agreement and hereby disclaims warranties of merchantability, fitness for a particular purpose and noninfringement with respect to any and all of the foregoing.

9.3. Limitation of Liability.

9.3.1. Subject to Section 10, neither party will be liable to the other with respect to any subject matter of this Agreement under any contract, negligence, strict liability or other legal or equitable theory for (i) any indirect, incidental, consequential or punitive damages or lost profits or (ii) cost of procurement of substitute goods, technology or services.

9.3.2. [****].

10.	Indemnification.

10.1. Indemnity.

10.1.1. [****].

10.1.2. [****].

10.2. Insurance.

10.2.1. Beginning at the time any such product, process or service is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by Licensee, or by an Affiliate, Sublicensee or agent of Licensee, Licensee shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than [****] per incident and [****] annual aggregate and naming the Indemnitees as additional insureds. During clinical trials of any such product, process or service, Licensee shall, at its sole

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

cost and expense, procure and maintain commercial general liability insurance [****], naming the Indemnitees as additional insureds. Such commercial general liability insurance shall provide: (a) product liability coverage and (b) broad form contractual liability coverage for Company’s indemnification under this Agreement.

10.2.2. [****].

10.2.3. Licensee shall provide Harvard with written evidence of such insurance upon request of Harvard. Licensee shall provide Harvard with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance; if Licensee does not obtain replacement insurance providing comparable coverage within such fifteen (15) day period, Licensee shall have the right to terminate this Agreement effective at the end of such fifteen (15) day period without notice or any additional waiting periods.

10.2.4. Licensee shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during: (a) [****] and (b) [****].

10.3 Additional [****].

10.3.1. [****].

10.3.2. [****].

11.	Term and Termination.

11.1. Term. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided in this Section 11, shall continue in full force and effect on a Licensed Product-by-Licensed Product and country-by-country basis until the expiration of all payment obligations pursuant to Section 6 for such Licensed Product.

11.2. Termination.

11.2.1. Termination Without Cause. Licensee may terminate this Agreement upon sixty (60) days’ prior written notice to Harvard.

11.2.2. Termination for Default.

11.2.2.1. In the event that either party commits a material breach of its obligations under this Agreement and fails to cure that breach within ninety (90) days after receiving written notice thereof, the other party may terminate this Agreement immediately upon written notice to the party in breach.

11.2.2.2, If Licensee defaults in its obligations under Section 10.2 to procure and maintain insurance or, if Licensee has in any event failed to comply with the notice requirements contained therein, then Harvard may terminate this Agreement immediately without notice or additional waiting period.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

11.2.3. Bankruptcy. Harvard may terminate this Agreement upon notice to Licensee if Licensee becomes insolvent, is adjudged bankrupt, applies for judicial or extra-judicial settlement with its creditors, makes an assignment for the benefit of its creditors, voluntarily files for bankruptcy or has a receiver or trustee (or the like) in bankruptcy appointed by reason of its insolvency, or in the event an involuntary bankruptcy action is filed against Licensee and not dismissed within ninety (90) days, or if the other party becomes the subject of liquidation or dissolution proceedings or otherwise discontinues business.

11.3. Effect of Termination.

11.3.1. Termination of Rights. Upon termination of this Agreement by either party pursuant to any of the provisions of Sections 5.4 or 11.2: (a) the rights and licenses granted to Licensee under Section 4 shall terminate and all rights in and to and under the Licensed Patent Rights shall revert to Harvard; and (b) any existing agreements that contain a Sublicense shall terminate to the extent of such Sublicense.

11.3.2. Accruing Obligations. Termination of this Agreement shall not relieve the parties of obligations occurring prior to such termination, including obligations to pay amounts accruing hereunder up to the date of termination.

11.4. Survival. The parties’ respective rights, obligations and duties under Sections 7.3, 7.5, 9.1, 9.3, 10, 11.3, 12.3 and 12.6, as well as any rights, obligations and duties which by their nature extend beyond the expiration or termination of this Agreement, shall survive any expiration or termination of this Agreement. In addition, Licensee’s obligations under Sections 6.4.1(d) and 7 with respect to Type D Licensed Products shall survive termination.

12.	Miscellaneous.

12.1. [****].

12.2. No Security Interest. Licensee shall not enter into any agreement under which Licensee grants to or otherwise creates in any third party a security interest in this Agreement or any of the rights granted to Licensee herein. Any grant or creation of a security interest purported or attempted to be made in violation of the terms of this Section 12.2 shall be null and void and of no legal effect.

12.3. Use of Name. Licensee shall not, and shall ensure that its Affiliates and Sublicensees shall not, use the name or insignia of Harvard or the name of any of Harvard officers, faculty, other researchers or students, or any adaptation of such names, in any advertising, promotional or sales literature, including without limitation any press release or any document employed to obtain funds, without the prior written approval of Harvard. This restriction shall not apply to any information required by law to be disclosed to any governmental entity.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

12.4. Entire Agreement. This Agreement is the sole agreement with respect to the subject matter hereof and except as expressly set forth herein, supersedes all other agreements and understandings between the parties with respect to the same.

12.5. Notices. Unless otherwise specifically provided, all notices required or permitted by this Agreement shall be in writing and may be delivered personally, or may be sent by facsimile or certified mail, return receipt requested, to the following addresses, unless the parties are subsequently notified of any change of address in accordance with this Section 12.5:

If to Licensee:	Raindance Technologies, Inc. 530 Whitfield Street Guilford, CT 06437 Attn.: Jonathan Rothberg

If to Harvard:	Office of Technology Development Harvard University Holyoke Center 727 1350 Massachusetts Avenue Cambridge, MA 02138 Attn.: Chief Technology Development Officer

Any notice shall be deemed to have been received as follows: (i) by personal delivery, upon receipt; (ii) by facsimile, one business day after transmission or dispatch; (iii) by airmail, seven (7) business days after delivery to the postal authorities by the party serving notice. If notice is sent by facsimile, a confirming copy of the same shall be sent by mail to the same address.

12.6. Governing Law and Jurisdiction. This Agreement will be governed by, and construed in accordance with, the substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflict of law [****]. Any dispute will be resolved by the state courts of the Commonwealth of Massachusetts or the federal courts of the District of Massachusetts, without restricting any right of appeal.

12.7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

12.8. Headings. Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.

12.9. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

12.10. Amendment; Waiver. This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each party or, in the case of waiver, by the party waiving compliance. The delay or failure of any party at any time or times to require performance of any provisions hereof shall in no manner

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

affect the rights at a later time to enforce the same. No waiver by either party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a farther or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

12.11. No Agency or Partnership. Nothing contained in this Agreement shall give any . party the right to bind another, or be deemed to constitute either parties as agents for each other or as partners with each other or any third party.

12.12. Assignment and Successors. This Agreement may not be assigned by either party without the consent of the other, which consent shall not be unreasonably withheld, except that each party may, without such consent, assign this Agreement and the rights, obligations and interests of such party to any of its Affiliates, to any purchaser of all or substantially all of its assets or research to which the subject matter of this Agreement relates, or to any successor corporation resulting from any merger or consolidation of such party with or into such corporation.

12.13. Force Majeure. Neither party will be responsible for delays resulting from causes beyond the reasonable control of such party, including without limitation fire, explosion, flood, war, strike, or riot; provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

12.14. Interpretation. The parties hereto acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to both parties hereto and not in favor of or against either party, regardless of which party was generally responsible for the preparation of this Agreement.

12.15. Severability. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the parties that the remainder of this Agreement shall not be affected.

[Remainder of page intentionally left blank]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

President and Fellows of Harvard College		Raindance Technologies, Inc.

By:	/s/ Isaac T. Kohlberg	By:	/s/ Jonathan M. Rothberg
	Name: Isaac T. Kohlberg Title: Senior Associate Provost		Name: Jonathan M. Rothberg Title: Chairman of the Board
Chief Technology Development Officer Office of Technology Development Harvard University

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit 1.3

Development Milestones

RainDance Technologies—[****]

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit 1.4

Development Plan

RainDance Technologies—[****]

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit 1.5

Exclusive Harvard Patent Rights

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit 1.7

Harvard Case [****] Patent Rights

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit 1.8

Harvard Case [****] Patent Rights

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit 1.9

Harvard Case [****] Patent Rights

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit 1.10

Harvard [****] Patent Rights

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit 1.17

Non-Exclusive Harvard Patent Rights

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit 6.2.1.2

Raindance Capitalization Table

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Amendment Agreement

THIS AMENDMENT AGREEMENT is entered into as of this 26th day of September, 2006, by and between Technologies, Inc., a Delaware corporation, having a principle place of business at 530 Whitfield Street, Guilford CT 06437 (“Licensee”) and President and Fellows of Harvard College, Holyoke Center, Suite 727, 1350 Massachusetts Avenue, Cambridge, MA (“Harvard”).

WHEREAS, the parties are party to a certain License Agreement dated February 23, 2006 (the “License Agreement”); and

WHEREAS, the parties wish to clarify a matter regarding the [****] of the License Agreement; and

WHEREAS, there is a typographical error in Section 4.1.1.3 of the License Agreement; and

WHEREAS, in the next to final draft of the License Agreement, the patents and patent applications constituting the Harvard Case [****] Patent Rights (as defined in the License Agreement) were taken out of the definition of “Non-Exclusive Harvard Patent Rights” (as defined in the License Agreement) and included as a separate definition; and

WHEREAS, the parties have discovered that they inadvertently failed to include a separate license grant clause for the Harvard Case [****] Patent Rights in the final draft of the License Agreement; and

WHEREAS, the parties wish to amend the License Agreement to make such clarification, correct such typographical error and correct such inadvertent omission, all in accordance with the terms and conditions of this Amendment Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The following shall be added at the end of Section 3.3.2 of the License Agreement:

[****]

2. In Section 4.1,13 of the License Agreement, the reference to “Section 4.1.1.3 below” in the parenthetical shall be changed to “Section 4.1.1.4 below”.

3. The following shall be added as Section 4.1.2.3 of the License Agreement:

“4.1.2.3. Harvard Case [****] Patent Rights. Subject to the terms and conditions set forth in this Agreement, Harvard hereby grants to Licensee a non-exclusive, worldwide, royalty-bearing license under the Harvard Case [****] Patent Rights solely to [****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

4. All other terms and conditions of the License Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

President and Fellows of Harvard College		Rain dance Technologies, Inc.

By:	/s/ Isaac T. Kohlberg	By:	/s/ Jonathan M. Rothberg
	Name: Isaac T. Kohlberg Title: Senior Associate Provost Chief Technology Development Officer Office of Technology Development Harvard University		Name: Jonathan M. Rothberg Title: Chairman

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Amendment No. 2

This Amendment No. 2 is entered into as of this 25th day of August, 2011 (the “Amendment No. 2 Effective Date”), by and between RainDance Technologies, Inc., a Delaware corporation, having a principle place of business at 44 Hartwell Avenue, Lexington, MA 02421 (“Licensee”) and President and Fellows of Harvard College, having an office at Holyoke Center, Suite 727, 1350 Massachusetts Avenue, Cambridge, MA 02138 (“Harvard”).

WHEREAS, the parties entered into that certain License Agreement effective as of February 23, 2006, as amended on September 26, 2006 (the “License Agreement”), pursuant to which Harvard granted licenses to Licensee under certain patent rights;

WHEREAS, the technology claimed in the Harvard Case [****] Patent Rights (as defined below) was developed in research conducted by Harvard researcher Dr. [****]; Licensee wishes to obtain a license under the Harvard Case [****] Patent Rights and Harvard desires to have products based on the inventions described in the Harvard Case [****] Patent Rights developed and commercialized to benefit the public; Licensee has represented to Harvard, in order to induce Harvard to enter into this Amendment No. 2, that Licensee shall commit itself to commercially reasonable efforts to develop, obtain regulatory approval for (if needed) and commercialize such products;

WHEREAS, with respect to the Harvard Case [****] Patent Rights (as defined in the License Agreement), Harvard has [****] and therefore Harvard is now able to grant Licensee exclusive rights in the Harvard Case [****] Patent Rights as referenced in Section 4.1.2.2 of the License Agreement;

WHEREAS, with respect to the Harvard [****] Patent Rights (as defined in the License Agreement), Licensee has [****] and

WHEREAS, the parties wish to amend the License Agreement in accordance with the terms and conditions of this Amendment No. 2 to: (a) add an exclusive license grant under the Harvard Case [****] Patent Rights thereto; (b) convert the license granted under the Harvard Case [****] Patent Rights from non-exclusive to exclusive and [****]; and (c) [****] with respect to the license granted under the Harvard [****] Patent Rights;

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. As used herein, “Harvard Case [****] Patent Rights” shall mean, in each case to the extent owned and controlled by Harvard, Harvard’s interest in: (a) the patent applications and patents listed in Exhibit 1.5 to this Amendment No. 2 and designated as Harvard Case [****] therein; (b) any patent or patent application that claims priority to and is a divisional, continuation, reissue, renewal, reexamination, substitution or extension of at least one of the patents or patent applications identified in (a); (c) any patents issuing on any of the patent applications identified in (a) or (b); (d) any claim of a continuation-in-part application or patent,

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

which claim is entitled to the priority date of, and is directed at subject matter described in, at least one of the patents or patent applications identified in (a), (b) or (c); and (e) any foreign counterpart of any of the patents or patent applications identified in (a), (b) or (c) or of the claims identified in (d).

2. Exhibit 1.5 of the License Agreement is hereby replaced it its entirety with Exhibit 1.5 to this Amendment No. 2, the effect of which is to add the Case [****] Patent Rights and Case [****] Patent Rights to the definition of “Exclusive Harvard Patent Rights” in the License Agreement. Based on this addition, the parties acknowledge that each instance of the phrase “Harvard Case [****] Patent Rights” in the following Sections of the License Agreement is now redundant: 1.11, 2 and 3.1. In addition, each instance of the phrase “Harvard Case [****] Patent Rights” is hereby deleted from Section 3.3.2 of the License Agreement.

3. Section 1.6 of the License Agreement is hereby replaced in its entirety with the following:

“1.6. “Field” shall mean:

1.6.1. [****] and

1.6.2. [****].

4. The words [****] are hereby deleted from the end of Section 4.1.1.2 of the License Agreement.

5. Reserved.

6. Section 4.1.2.2 of the License Agreement is hereby deleted in its entirety.

7. Licensee shall [****] as follows:

(a) [****] and

(b) [****].

    [****].

8. Harvard hereby acknowledges the following updated notice address for Licensee pursuant to Section 12.5 of the License Agreement:

If to Licensee:	RainDance Technologies, Inc. 44 Hartwell Avenue Lexington, MA 02421 Attention: CEO Fax: 781.861.1233

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

9. Except as expressly set forth above, all other terms and conditions of the License Agreement shall remain unchanged and continue in full force and effect. This Amendment No. 2 amends and is hereby made a part of the License Agreement.

10. The parties may execute this Amendment No. 2 in counterparts, each of which is deemed an original, but all of which together constitute one and the same amendment. This Amendment No. 2 may be delivered electronically or by facsimile transmission, and electronic or facsimile copies of executed signature pages shall be as binding as originals.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed by their duly authorized representatives as of the Amendment No. 2 Effective Date.

President and Fellows of Harvard College		Rain dance Technologies, Inc.

By:	/s/ Cris Rothfuss	By:	/s/ S. Roopom Banerjee
	Name: Cris Rothfuss		Name: S. Roopom Banerjee
	Title: Director of Technology Transactions		Title: President and Chief Executive Officer

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit 1.5

Exclusive Harvard Patent Rights

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.